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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 14, 2005


                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)

            California                    000-19704             68-0211359
 (State or other jurisdiction of         (Commission          (I.R.S. Employer
          incorporation)                 File Number)        Identification No.)

                               2090 Marina Avenue
                           Petaluma, California 94954
                    (Address of principal executive offices)

                          (707) 778-8638 (Registrant's
                     telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement

On June 14, 2005, Regan Holding Corp. (the "Company"), agreed with AmerUs Annuity Group Co. ("AmerUs") on the process to be followed for the Company to provide reasonable assistance to AmerUs to transition the administration of certain AmerUs insurance contracts in accordance with the provisions of an Insurance Processing Agreement (the "Insurance Processing Agreement") between Legacy Marketing Group, a wholly owned subsidiary of the Company, and IL Annuity. The Company has been administering these insurance contracts under the terms of the Insurance Processing Agreement since January 1, 1996. IL Annuity and Insurance Company was merged into Indianapolis Life Insurance Company in 2003. Indianapolis Life Insurance Company is a subsidiary of AmerUs.

The Insurance Processing Agreement is scheduled to expire on December 31, 2005. The Company is in negotiations with AmerUs with respect to the possible acceleration or deferral of the expiration date of the Insurance Processing Agreement. In the quarter ended March 31, 2005, the Company received approximately $460,000 in gross revenue under the Insurance Processing Agreement. The Company is examining its expenses associated with this block of business and is evaluating what impact such termination or expiration is likely to have on the Company's net income.

Termination of the Insurance Processing Agreement will not affect the commissions earned by Legacy Marketing Group on additional premium received or assets under management with respect to the underlying AmerUs insurance contracts.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REGAN HOLDING CORP.
                                          (Registrant)


Date: June 20, 2005                       /s/ R. Preston Pitts
                                          --------------------------------------
                                          R. Preston Pitts
                                          President, Chief Financial Officer and
                                          Chief Operating Officer